UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2019

WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 939-9000
Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
On July 15, 2019, Wintrust Financial Corporation (the “Company”) announced earnings for the second quarter of 2019 and posted on its website the Second Quarter 2019 Earnings Release Presentation. Copies of the press release relating to the Company’s earnings results and the related presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release and presentation is included on pages 33 through 34 of Exhibit 99.1 and page 12 of Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit
99.1	Second Quarter 2019 Earnings Release dated July 15, 2019
99.2	Second Quarter 2019 Earnings Release Presentation dated July 15, 2019

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ David L. Stoehr
David L. Stoehr Executive Vice President and Chief Financial Officer
Date: July 16, 2019

INDEX TO EXHIBITS

Exhibit
99.1	Second Quarter 2019 Earnings Release dated July 15, 2019
99.2	Second Quarter 2019 Earnings Release Presentation dated July 15, 2019

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